Exhibit 99.1

Li-Cycle Announces Approval to Trade on the OTCQX® Best Market

Company expects to start trading on OTCQX under the symbol “LICYF” on February 27, 2025 following suspension of trading on the NYSE

OTCQX to provide Li-Cycle efficient access to U.S. capital markets while reducing costs and streamlining market requirements

TORONTO, Ontario (February 26, 2025) – Li-Cycle Holdings Corp. (NYSE:LICY) (“Li-Cycle” or the “Company”), a leading global lithium-ion battery resource recovery company, today announced that its common shares have been approved to trade on the OTCQX® Best Market, and that it expects its common shares to commence trading on OTCQX under the symbol “LICYF” on February 27, 2025, when it expects to be eligible for quotation.

“Moving to OTCQX is expected to reduce our costs while continuing to provide us efficient access to U.S. capital markets,” said Ajay Kochhar, Li-Cycle President and CEO. “We remain focused on providing value for all stakeholders and advancing our key priorities, especially securing a complete funding package for our Rochester Hub project and satisfying funding conditions for the first advance under our U.S. Department of Energy (“DOE”) loan facility. With our finalized DOE loan facility, top-tier partnerships across the global critical minerals and lithium-ion battery supply chains, and patented Spoke & Hub Technologies™, Li-Cycle plays an important role in strengthening the U.S. energy industry due to our ability to produce critical minerals domestically.”

The transfer to OTCQX does not affect Li-Cycle’s current day-to-day business operations or its reporting obligations with the U.S. Securities and Exchange Commission (“SEC”) and under other applicable securities laws. The OTCQX® Best Market is the highest level of OTC Markets on which 12,000 U.S. and international securities trade. Streamlined market requirements for OTCQX are designed to help companies lower the cost and complexity of being publicly traded while providing transparent trading for their investors. To qualify for OTCQX, companies must meet high financial standards, follow best-practice corporate governance, and demonstrate compliance with applicable securities laws.

The Company received written notice today from the New York Stock Exchange (“NYSE”) that it has suspended trading of Li-Cycle’s common shares effective immediately and started the process to delist the Company’s common shares from the NYSE. NYSE’s actions relate to recently enacted changes to Section 802.01C of the NYSE’s Listed Company Manual. The NYSE determined that the Company was not in compliance with NYSE regulation, because the average closing price of Li-Cycle’s common shares was less than $1.00 over a consecutive 30 trading-day period and the Company had effected a reverse stock split within the prior one-year period. The Company expects to advise the NYSE that it will not appeal the NYSE’s delisting determination.

In addition to the OTCQX, the Company plans to list its common shares on another eligible market in accordance with the terms of its convertible debt. The Company has obtained waivers from its convertible debt holders, Glencore Canada Corporation and Wood River Capital, LLC, to permit the move to OTCQX as an eligible market for the Company’s common shares which waivers extend to April 30, 2025. Additional information regarding this announcement, including the form of waivers from Glencore Canada Corporation and Wood River Capital, LLC, will be included in a Current Report on Form 8-K to be filed with the SEC.

About Li-Cycle Holdings Corp.

Li-Cycle is a leading global lithium-ion battery resource recovery company. Established in 2016, and with major customers and partners around the world, Li-Cycle’s mission is to recover critical battery-grade materials to create a domestic closed-loop battery supply chain for a clean energy future. The Company leverages its innovative, sustainable and patent-protected Spoke & Hub Technologies™ to recycle all different types of lithium-ion batteries. At our Spokes, or pre-processing facilities, we recycle battery manufacturing scrap and end-of-life batteries to produce black mass, a powder-like substance which contains a number of valuable metals, including lithium, nickel and cobalt. At our future Hubs, or post-processing facilities, we plan to process black mass to produce critical battery-grade materials, including lithium carbonate, for the lithium-ion battery supply chain. For more information, visit https://li-cycle.com/.

Investor Relations & Media

Louie Diaz

Sheldon D’souza

Investor Relations: investors@li-cycle.com

Media: media@li-cycle.com

Forward-Looking Statements

Certain statements contained in this press release may be considered “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, Section 21 of the U.S. Securities Exchange Act of 1934, as amended, and applicable Canadian securities laws. Forward-looking statements may generally be identified by the use of words such as “believe”, “may”, “will”, “continue”, “expect”, “should”, “plan”, “potential”, “future”, or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. Forward-looking statements in this press release include, but are not limited to, statements about the Company’s expectations that its common shares will commence trading on OTCQX under the symbol “LICYF” on February 27, 2025; the expectation that moving to OTCQX will reduce costs while continuing to provide efficient access to U.S. capital markets; and the Company’s plan to list its common shares on another eligible market under the terms of its convertible debt.

These statements are based on various assumptions, whether or not identified in this press release, including but not limited to assumptions regarding Li-Cycle’s ability to satisfy the drawdown conditions and access funding under the Company’s DOE loan facility; the timing, scope and cost of Li-Cycle’s projects, including paused projects; the processing capacity and production of Li-Cycle’s facilities; Li-Cycle’s ability to source feedstock and manage supply chain risk; Li-Cycle’s ability to increase recycling capacity and efficiency; Li-Cycle’s ability to obtain financing on acceptable terms or at all; the success of Li-Cycle’s cash preservation plan; the outcome of the go-forward strategy of Li-Cycle’s Rochester Hub; and Li-Cycle’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other business partners. There can be no assurance that such estimates or assumptions will prove to be correct and, as a result, actual results or events may differ materially from expectations expressed in or implied by the forward-looking statements.

These forward-looking statements are provided for the purpose of assisting readers in understanding certain key elements of Li-Cycle’s current objectives, goals, targets, strategic priorities, expectations and plans, and in obtaining a better understanding of Li-Cycle’s business and anticipated operating environment. Readers are cautioned that such information may not be appropriate for other purposes and is not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Li-Cycle and are not guarantees of future performance. Li-Cycle believes that these risks and uncertainties include, but are not limited to, the following: Li-Cycle’s inability to fund the anticipated costs of, and realize the anticipated benefits from, its Spoke optimization plan; Li-Cycle’s inability to satisfy the drawdown conditions and access funding under the DOE Loan Facility; Li-Cycle’s inability to develop the Rochester Hub as anticipated or at all, and other future projects including its Spoke network expansion projects in a timely manner or on budget or that those projects will not meet expectations with respect to their productivity or the specifications of their end products; risk and uncertainties related to Li-Cycle’s ability to continue as a going concern; Li-Cycle’s insurance may not cover all liabilities and damages; Li-Cycle’s reliance on a limited number of commercial partners to generate revenue; Li-Cycle’s failure to effectively remediate the material weaknesses in its internal control over financial reporting that it has identified or its failure to develop and maintain a proper and effective internal control over financial reporting; and risks of litigation or regulatory proceedings that could materially and adversely impact Li-Cycle’s financial results. These and other risks and uncertainties related to Li-Cycle’s business are described in greater detail in the sections titled “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation—Key Factors Affecting Li-Cycle’s Performance” in its Annual Report on Form 10-K and the sections titled “Part II. Other Information—Item 1A. Risk Factors” and “Part I. Financial Information—Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation—Key Factors Affecting Li-Cycle’s Performance” in its Quarterly Reports on Form 10-Q, in each case filed with the SEC and the Ontario Securities Commission in Canada. Because of these risks, uncertainties and assumptions, readers should not place undue reliance on these forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement.

Li-Cycle assumes no obligation to update or revise any forward-looking statements, except as required by applicable laws. These forward-looking statements should not be relied upon as representing Li-Cycle’s assessments as of any date subsequent to the date of this press release.

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